UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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Forgent Networks, Inc.
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FORGENT NETWORKS, INC.

108 Wild Basin Road

Austin, TX 78746

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held Tuesday July 24, 2007

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of Forgent Networks, Inc. for fiscal 2006, to be held at 108 Wild Basin Road, Austin, Texas, on Tuesday, July 24, 2007 at 10:00 a.m. local time.

At the annual meeting, you will be asked to act on the following matters:

1.                                       To elect six directors to the board of directors to hold office until the next annual meeting of stockholders or until their respective successors are duly elected and qualified;

2.                                       To ratify the Audit Committee’s appointment of Ernst & Young LLP, independent accountants, as our independent auditors for the year ending July 31, 2007; and

3.                                       To transact such other business as may properly come before the meeting or any adjournment thereof.

YOUR BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED AND RECOMMENDS THAT AN AFFIRMATIVE VOTE BE CAST IN FAVOR OF EACH OF THE PROPOSALS LISTED IN THE PROXY CARD.

Only holders of record of common stock at the close of business on June 27, 2007 will be entitled to notice of and to vote at the annual meeting or any adjournment thereof.

Stockholders are urged to review carefully the information contained in the proxy statement attached hereto prior to deciding how to vote their shares at the annual meeting. Your participation in the annual meeting, in person or by proxy, is important. We hope you will be able to attend the annual meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. If you attend the annual meeting, you may revoke your proxy and vote in person if you wish, even if you have previously returned your proxy card. Simply attending the annual meeting, however, will not revoke your proxy; you must vote at the annual meeting. If you do not attend the annual meeting, you may still revoke your proxy at any time prior to the annual meeting by providing a later dated proxy or by providing written notice of your revocation to the Secretary of the Company. Your prompt cooperation will be greatly appreciated.

Sincerely,

JAY C. PETERSON
Secretary

This proxy statement is dated June 29, 2007 and is first being mailed to stockholders on or about July 2, 2007.

FORGENT NETWORKS, INC.

108 Wild Basin Road

Austin, TX 78746

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS FOR FISCAL 2006

July 24, 2007

The enclosed form of proxy is solicited by the board of directors to be used at the annual meeting of stockholders for fiscal 2006 to be held at 108 Wild Basin Road, Austin, Texas, on July 24, 2007 at 10:00 local time.

We will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to you. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of our common stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by our directors, officers or other regular employees. No additional compensation will be paid to directors, officers or other regular employees for such services.

Some banks, brokers and other record holders have begun the practice of “householding” proxy statements and annual reports. “Householding” is the term used to describe the practice of delivering a single set of proxy statements and annual reports to any household at which two or more stockholders reside if a company reasonably believes the stockholders are members of the same family. This procedure would reduce the volume of duplicate information stockholders receive and would also reduce a company’s printing and mailing costs. We will promptly deliver an additional copy of either document to any stockholder who writes or calls us at the following address or phone number: Investor Relations, Forgent Networks, Inc., 108 Wild Basin Road, Austin, Texas 78746, (512) 437-2678.

VOTING SECURITIES OUTSTANDING; QUORUM

The record date for the determination of stockholders entitled to notice of and vote at the annual meeting was the close of business on June 27, 2007. At the close of business on June 27, 2007, there were 25,597,554 shares of our common stock, $.01 par value, issued and outstanding, each entitled to one vote on all matters properly brought before the annual meeting. There are no cumulative voting rights.

The presence in person or by proxy of the holders of a majority of the issued and outstanding shares of common stock entitled to vote as of the record date is necessary to constitute a quorum at the annual meeting. Abstentions and broker non-votes are treated as present at the meeting and are therefore counted to determine a quorum. If a quorum is not present, the stockholders entitled to vote who are present in person or represented by proxy at the annual meeting have the power to adjourn the meeting from time to time, without notice other than an adjournment at the meeting, until a quorum is present or represented. At any adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted at the annual meeting as originally notified.

Directors are elected by a plurality of the votes of the shares present in person or represented by proxy at the annual meeting and entitled to vote on the election of directors. Ratification of the Audit Committee’s appointment of Ernst & Young LLP as our independent auditors will be approved by a majority of the votes of the shares present in person or represented by proxy at the annual meeting and entitled to vote on such matter.  Abstentions may be specified on all proposals except the election of directors. Abstentions, with respect to any proposal other than the election of directors, will have the same effect as a vote against such proposal. Broker non-votes will have no effect on the outcome of the election of directors or the ratification of independent auditors, as they will not be deemed to count for or against such proposals. With regard to the election of directors, votes may be cast in favor of or withheld from each nominee; votes that are withheld will be excluded entirely from the vote and will have no effect.

THE ANNUAL MEETING OF STOCKHOLDERS

This proxy statement is provided in connection with the annual meeting of stockholders of Forgent Networks, Inc., and any adjournment or postponement of the meeting. The accompanying proxy is solicited by the board of directors. This proxy statement and the accompanying form of proxy are first being sent or given to stockholders beginning on or about July 2, 2007.

Time and Place

The annual meeting of stockholders of Forgent will be held at 108 Wild Basin Road, Austin, Texas, on July 24, 2007 at 10:00 a.m. local time.

Purposes

At the annual meeting, you will be asked:

•                                          To elect six directors to the board of directors to hold office until the next annual meeting of stockholders or until their respective successors are duly elected and qualified;

•                                          To ratify the Audit Committee’s appointment of Ernst & Young LLP, independent accountants, as our independent auditors for the year ending July 31, 2007; and

•                                          To transact such other business as may properly come before the meeting or any adjournment thereof.

The board of directors knows of no other matters to be presented for action at the annual meeting. If any other matters properly come before the annual meeting, however, the persons named in the proxy will vote on such other matters in accordance with their best judgment.

Record Date; Stockholders Entitled to Vote

Holders of record of our shares of common stock at the close of business on June 27, 2007 will be entitled to vote on all matters at the annual meeting. Each share of common stock will be entitled to one vote. On June 27, 2007 a total of 25,597,554 shares of common stock were outstanding.

Quorum

A majority of the voting power of the outstanding shares of common stock entitled to vote, represented in person or by proxy, will be required to constitute a quorum for the annual meeting.

Vote Required

Directors are elected by a plurality of the votes of the shares present in person or represented by proxy at the annual meeting and entitled to vote on the election of directors. The ratification of the appointment of independent auditors will be approved by a majority of the votes of the shares of common stock present in person or represented by proxy at the annual meeting and entitled to vote thereon.

Board Recommendation

The board of directors recommends that an affirmative vote be cast in favor of each of the proposals listed in the proxy card.

Voting Your Shares

The board of directors is soliciting proxies from our stockholders. By completing and returning the accompanying proxy or by completing the telephone or internet procedures, you will be authorizing Jay C. Peterson and Richard N. Snyder to vote your shares. If your proxy is properly signed and dated, it will be voted as you direct. If you attend the annual meeting in person, you may vote your shares by completing a ballot at the meeting.

Changing Your Vote by Revoking Your Proxy

Your proxy may be revoked at any time before it is voted at the annual meeting by giving notice of revocation to us, in writing, by execution of a later dated proxy or by attending and voting by ballot at the annual meeting. Simply attending the annual meeting, however, will not revoke your proxy; you must vote at the annual meeting.

How Proxies are Counted

If you return a signed and dated proxy card but do not indicate how your shares are to be voted, those shares will be voted FOR each of the listed proposals. Votes cast by proxy or in person at the annual meeting will be tabulated by the election inspectors appointed for the annual meeting.

Shares voted as abstentions on any matter will be counted for purposes of determining the presence of a quorum at the annual meeting and treated as unvoted, although present and entitled to vote, for purposes of determining the approval of each matter as to which a stockholder has abstained. As a result, abstentions with respect to any proposal other than the election of directors, will have the same effect as a vote against such proposal. If a broker submits a proxy that indicates the broker does not have discretionary authority as to certain shares to vote on one or more matters, those shares will be counted for purposes of determining the presence of a quorum at the annual meeting, but will not be considered as present and entitled to vote with respect to such matters.

Cost of Solicitation

We will pay all expenses in connection with this solicitation. Our officers, directors and other regular employees, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personal solicitation.

ELECTION OF DIRECTORS

(ITEM 1)

Directors are elected annually and serve a one-year term. There are six nominees for election this year. Director nominees are recommended for selection to the board of directors by a majority of directors who meet the independence standards of the NASDAQStock Market. The full board of directors then selects and recommends candidates for nomination as directors for stockholders to consider and vote upon at the annual stockholders’ meeting. The board of directors reviews and considers any candidates submitted by a stockholder or stockholder group in the same manner as all other candidates. Each nominee has consented to serve until the next annual meeting if elected, and until his or her successor is elected and qualified. You will find detailed information on each nominee below. If any director is unable to stand for re-election after distribution of this proxy statement, the board may reduce its size or designate a substitute. If the board designates a substitute, proxies voting on the original director candidate will be cast for the substituted candidate. Proxies cannot be voted for a greater number of persons than the number of nominees named on the enclosed form of proxy. A plurality of the votes cast in person or by proxy by the holders of common stock represented at the annual meeting is required to elect a director.

Nominee	Age	Present Office(s) Held In Our Company	Director Since
Richard N. Snyder	62	Chairman of the Board, President and Chief Executive Officer	1997
Kathleen A. Cote	58	None	1999
James H. Wells	60	None	1999
Lou Mazzucchelli	51	None	2002
Richard J. Agnich	63	None	2003
Ray R. Miles	55	None	2003

The following information regarding the principal occupations and other employment of the nominees during the past five years and their directorships in certain companies is as reported by the respective nominees:

Richard N. Snyder, age 62, has served as a director of our company since December 1997 and was elected chairman of the board in March 2000. In June 2001, Mr. Snyder was elected president and chief executive officer of our company. From September 1997 until assuming the positions of president and chief executive officer of our company, Mr. Snyder served as founder and chief executive officer of Corum Cove Consulting, LLC, a consulting firm specializing in providing strategic guidance to high technology businesses. From 1996 until 1997, Mr. Snyder was the senior vice president of World Wide Sales, Marketing, Service and Support of Compaq Computer Corp., a worldwide computer company. From 1995 until 1996, Mr. Snyder was the senior vice president and general manager of Dell Americas, a computer manufacturer and marketer. Prior to 1995, Mr. Snyder served as group general manager of the Deskjet Products Group of Hewlett Packard. He also serves as a director of Symmetricom, Inc., based in San Jose, California.

Kathleen A. Cote, age 58, has served as a director of our company since December 1999. From May 2001 through June 2003, she was chief executive officer of Worldport Communications, Inc., a provider of internet managed services to the European market. In January 1998, Ms. Cote founded Seagrass Partners, a provider of expertise in business planning and strategic development, and served as its president until May 2001. From November 1996 to January 1998, Ms. Cote served as chief executive officer of Computervision Corporation, an international provider of software for data management and product development software and services. From November 1986 to November 1996, she held various senior management positions with Computervision Corporation. In January 1998, Computervision Corporation was acquired by Parametric Technology Corporation. Ms. Cote is also a director of Western Digital Corporation.

James H. Wells, age 60, has served as a director of our company since December 1999. He currently consults with early stage internet start-up companies. Mr. Wells was the senior vice president of marketing and business development of Dazel, a Hewlett Packard enterprise software company, from January 1999 through February 2000. From April 1995 to March 1998, Mr. Wells served as vice president of sales and was a founding officer in the internet streaming company, RealNetworks, Inc.

Lou Mazzucchelli, age 51, has served as a director of our company since February 2002. He is currently a venture partner at Ridgewood Capital, a venture capital firm focusing its investments in the information technology industry. Prior to joining Ridgewood Capital in 2001, Mr. Mazzucchelli was an investment banker at Gerard Klauer Mattison in New York, which he joined in 1996 as their PC and digital media technology analyst. Previously, Mr. Mazzucchelli spent 13 years leading Cadre Technologies, a pioneering computer-aided software engineering tools company that he founded in 1982 and grew to become one of the top 50 U.S. independent software vendors before its sale in 1986.

Richard J. Agnich, age 63, has served as a director of our company since March 2003. He is currently an advisor to technology start-ups, is a trustee of Austin College and director of the Entrepreneurs Foundation of North Texas. Mr. Agnich is also currently serving as a director of ST Assembly Test Services, Ltd. (STTS, NASDAQ), a leading semiconductor test and assembly service provider headquartered in Singapore. Prior to his retirement in 2000, Mr. Agnich served as Senior Vice President, General Counsel and Secretary and various other positions at Texas Instruments Incorporated since 1973.

Ray R. Miles, age 55, has served as a director of our company since March 2003. He is currently working with Rajko Associates, a company that provides consulting services on corporate strategy. From 2001 to 2002, Mr. Miles served as the President of Communications Services, a service line of the Operations Solutions business of EDS, Inc. Prior to joining Communications Services, Mr. Miles was a business manager and manager of software strategy at Texas Instruments from 1999 to 2001. From 1996 to 1999, Mr. Miles served as a branch manager and then Chief Operating Officer of Deutsche Telekom Alliance, a strategic alliance between Texas Instruments Incorporated and Deutsche Telekom.

None of the nominees is related to any other nominee or to any executive officer or director of our company by blood, marriage or adoption (except relationships, if any, more remote than first cousin).

THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR EACH OF THE SIX NOMINEES.

CODE OF BUSINESS CONDUCT AND ETHICS

We have adopted a Code of Business Conduct and Ethics that applies to all our directors, officers and employees, including our Chief Executive Officer, Chief Financial Officer and Principal Accounting Officer. These individuals are required to abide by the Code of Business Conduct and Ethics to insure that our business is conducted in a consistently legal and ethical manner. Our Code of Business Conduct and Ethics covers all areas of professional conduct, including employment policies, conflicts of interest, intellectual property and the protection of confidential information, as well as strict adherence to all laws and regulations applicable to the conduct of our business. Any waivers of the Code of Business Conduct and Ethics for directors or executive officers must be approved by the board of directors.

The full text of our Code of Business Conduct and Ethics is published on our web site, at www.forgent.com, under the “Company-Corporate Governance” captions. We intend to disclose future amendments to, or waivers from, provisions of our Code of Business Conduct and Ethics on our web site within four business days following the date of such amendment or waiver.

EQUITY COMPENSATION PLANS

Equity Compensation Plan Information

The following table provides information as of July 31, 2006 with respect to the shares of our common stock that may be issued under our existing equity compensation plans.

	A		B		C
Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options		Weighted Average Exercise Price of Outstanding Options		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column A)
Equity Compensation Plans Approved by Stockholders(1)	1,373,476	(3)	$1.640	(3)	804,337	(4)
Equity Compensation Plans Not Approved by Stockholders(2)	-0-		N/A		-0-

Total	1,373,476		$1.640		804,337

(1)                                  Consists of the 1989 Stock Option Plan, the 1992 Director Stock Option Plan, the 1996 Stock Option Plan, the Restricted Stock Plan and the Employee Stock Purchase Plan.

(2)                                  All of our equity compensation plans have been previously approved by our stockholders.

(3)                                  Excludes purchase rights accruing under the Company’s Restricted Stock Plan and Employee Stock Purchase Plan which have a combined shareholder approved reserve of 800,689 shares. Under the Employee Stock Purchase Plan, each employee may purchase up to 2,500 shares per quarter (but in no case can the participant contribute more than 15% of base pay) of common stock at quarterly intervals on the last day of the calendar quarter (i.e. March, June, September and December) each year at a purchase price per share equal to 85% of the lower of (i) the average selling price per share of common stock on the first day of the quarter or (ii) the average selling price per share on the quarterly purchase date.

(4)                                  Includes shares available for future issuance under the Employee Stock Purchase Plan and the Restricted Stock Plan. As of July 31, 2006, 92,559 shares of common stock were available for issuance under the Employee Stock Purchase Plan and 708,090 shares of common stock were available for issuance under the Restricted Stock Plan.

BOARD OF DIRECTORS AND COMMITTEES

The board of directors held four regularly scheduled meetings and eight special meetings during the fiscal year ended July 31, 2006.

The board of directors uses working committees with functional responsibility in the more complex recurring areas where disinterested oversight is required. Working committees of the board of directors include the Audit Committee and the Compensation Committee, each of which operates under a charter that has been approved by the board of directors. Current copies of each of these charters are posted on our website, www.forgent.com. Our committees will continue to monitor and review legislative, regulatory and NASDAQ Stock Market actions in connection with corporate governance, and our committees will adopt policies and procedures in response to such actions.

The board of directors consists of a majority of independent directors as such term is defined under the rules of the NASDAQ Stock Market. The board of directors has determined that Ms. Cote and Messrs. Wells, Mazzucchelli, Agnich and Miles are independent. The board of directors has determined that all of the members of both of the board’s working committees are independent as defined under the rules of the NASDAQ Stock Market, including, in the case of all members of the Audit Committee, the independence requirements contemplated by Rules 10A-3 under the Securities Exchange Act of 1934.

Audit Committee

The Audit Committee is the communication link between the board of directors and our independent auditors. In addition to recommending the appointment of the independent auditors to the board of directors, the Audit Committee reviews the scope of the audit, the accounting policies and reporting practices, internal auditing and internal control, compliance with our policies regarding business conduct and other matters as deemed appropriate. The Audit Committee held eight meetings in fiscal 2006 with the independent auditors and/or our management. The members of the Audit Committee during the fiscal year ended July 31, 2006 were Ms. Cote (Chairperson), Mr. Wells, and Mr. Miles.

Policy On Audit Committee Pre-Approval Of Audit And Permissible Non-Audit Services Of Independent Auditor

Consistent with Securities and Exchange Commission (“SEC”) policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent auditor. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent auditor.

Prior to engagement of the independent auditor for the next year’s audit, management will submit an aggregate of services expected to be rendered during that year for each of four categories of services to the Audit Committee for approval.

1. Audit Services. Audit services include audit work performed in the preparation of financial statements, as well as work that generally only the independent auditor can reasonably be expected to provide, including comfort letters, statutory audits, and attest services and consultation regarding financial accounting and/or reporting standards.

2. Audit-Related. Audit-related services are for assurance and related services that are traditionally performed by the independent auditor, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.

3. Tax Services. Tax services include all services performed by the independent auditor’s tax personnel, except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning, and tax advice.

4. Other Fees. Other fees are those associated with services not captured in the other categories. We generally do not request such services from the independent auditor.

Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires the independent auditor and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent auditor for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging the independent auditor.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

Compensation Committee

The Compensation Committee is responsible for approving the compensation arrangements of senior management and recommending approval by the board of directors of amendments to our benefit plans. The Compensation Committee held three meetings during the fiscal year ended July 31, 2006.  The Compensation Committee was composed of Mr. Mazzucchelli (Chairperson) and Mr. Wells for the fiscal year ended July 31, 2006.

Meeting Attendance by Directors

No director attended fewer than 75% of the aggregate of (i) the total number of meetings of the board of directors and (ii) the total number of meetings held by all committees of the board of directors on which such director served. The board of directors requires that directors make a reasonable effort to attend the company’s annual meeting of stockholders. One board member attended the annual meeting of stockholders held in 2006.

Communication with the Board of Directors

A stockholder who wishes to communicate with the board of directors, or specific individual directors, may do so by directing a written request addressed to such directors or director in care of Jay C. Peterson, secretary, at the address appearing on the first page of this proxy statement. Communication(s) directed to members of the board of directors will be relayed to the intended board member(s).

Director Nominations

The Nominating Committee is comprised of independent directors (as such term is defined under the rules of the NASDAQ Stock market) with Mr. Agnich and Mr. Wells as members.  The Nominating Committee did not meet during fiscal 2006.  The Nominating Committee is currently in the process of adopting a charter that is consistent with the bylaws of the company and the standards of the NASDAQ Stock Market.

Director Compensation

During fiscal 2006, each non-employee director was paid a retainer of $3,000 for each quarter. Additionally, each non-employee director was paid $1,000 for the regularly scheduled and special meetings of the board of directors he or she attended and $250 for participation in each telephonic meeting not considered an official board of directors’ meeting. Total director fees earned in fiscal 2006 were $92.500.

All non-employee directors participate in our 1992 Director Stock Option Plan. Non-employee directors receive, upon their initial election or appointment to the board of directors, stock options to purchase 25,000 shares of our common stock, having an exercise price equal to the market price of our common stock on the date of grant. Thereafter, each non-employee director will receive options to purchase 10,000 shares of our common stock on the anniversary date of his or her election or appointment to the board of directors. All of these options vest in equal amounts monthly over a three-year period but cease vesting at the time the director ceases to be a director.  Currently the 1992 Director Stock Option Plan does not have sufficient options available for the granting of additional options to non-employee directors.  In July 2006 each non-employee director was granted 12,772 shares of restricted stock.

The compensation of our employee directors is discussed at “Executive Compensation” below.

Report of the Audit Committee

The Audit Committee is composed of three outside directors and operates under a charter adopted by the board of directors according to the rules and regulations of the SEC and the NASDAQ Stock Market. The Audit Committee members during the fiscal year ended July 31,2006 were Ms. Cote (Chairperson), Mr. Wells, and Mr. Miles. The board of directors believes that all of these directors are independent as defined under the rules of the NASDAQ Stock Market.

The board of directors has determined that Ms. Cote has the qualifications and experience necessary to serve as an “audit committee financial expert,” as defined by the SEC.

The following is the report of the Audit Committee with respect to our audited financial statements for the fiscal year ended 2006 which include our consolidated balance sheets as of July 31, 2006 and 2005, and the related consolidated statements of operations, stockholders’ equity (deficit) and cash flows for each of the three years in the period ended July 31, 2006 and the notes thereto. The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate it by reference in such filing.

Review With Management

The Audit Committee has reviewed and discussed our audited financial statements with management.

Review and Discussions With Independent Accountants

The Audit Committee has discussed with Ernst & Young LLP, our independent accountants, the matters required to be discussed by SAS 61 (Codification of Statements on Accounting Standards) that includes, among other items, matters related to the conduct of the audit of our financial statements.

The Audit Committee has received the letter from Ernst & Young LLP required by Independent Standards Board Standard No. 1, that relates to the accountant’s independence from our company and its related entities, and has discussed with Ernst & Young LLP their independence from our company.

Based on the review and discussions referred to above, the Audit Committee recommended to the board of directors that our audited financial statements be included in our annual report on Form 10-K for the fiscal year ended July 31, 2006.

Submitted by the Audit Committee of the Board of Directors

Kathleen A. Cote

James H. Wells

Ray R. Miles

Fees

Audit Fees

The company incurred fees in the amount of $210,000 and $200,000 for professional audit services rendered by Ernst & Young LLP for the audit of the company’s annual financial statements and the reviews of the financial statements included in the company’s 10-Qs, for the fiscal years ended July 31, 2006 and 2005, respectively. The services included work generally only the independent auditor can reasonably be expected to provide, such as those in connection with statutory and regulatory filings.

Audit – Related Fees

The company incurred fees in the amount of  $32,000 and $53,150 for professional audit services rendered by Ernst & Young LLP related principally to the audits of employee benefit plans, Sarbanes-Oxley compliance and merger and acquisition due diligence for the fiscal years ended July 31, 2006 and 2005, respectively.

Tax Fees

The company paid $0 and $0 for professional tax services rendered by Ernst & Young LLP during the fiscal years ended July 31, 2006 and 2005, respectively.

Other Fees

All fees paid to Ernst & Young LLP by the company are reported under the fee categories listed above. There were no other fees paid during the fiscal years ended July 31, 2006 and 2005.

The Audit Committee has determined that the provision of services covered by the two preceding paragraphs is compatible with maintaining the independent auditors’ independence from the company.

Report From the Compensation Committee Regarding Executive Compensation

Members of the Compensation Committee have a duty to administer the executive compensation program for our company. The Compensation Committee is responsible for establishing appropriate compensation goals for the executive officers of our company and evaluating the performance of our executive officers in meeting these goals. The elements of the executive compensation program described below are implemented and periodically reviewed and adjusted by the Compensation Committee.

The goals of the Compensation Committee in establishing our executive compensation program are as follows:

•                                          To fairly compensate our executive officers for their contributions to our company’s short-term and long-term performance. The elements of our executive compensation program are:

•                                          annual base salaries;

•                                          equity incentives.

•                                          To allow our company to attract, motivate and retain the management personnel necessary to our company’s success by providing an executive compensation program comparable to that offered by companies with which we compete for such management personnel.

•                                          To provide an executive compensation program with incentives linked to the financial performance of our company, and thereby enhance stockholder value. Under this program, incentive compensation for executive officers is linked to the financial performance of our company as measured by earnings per share and revenue.

Base Salaries. The Compensation Committee primarily utilizes published salary surveys for similar sized companies in similar industries.to determine the annual base salaries of our executive officers.  The executive’s duties, experience and levels of responsibility are used to determine the proper comparison within the surveys.    Furthermore, the Compensation Committee may also consider other factors such as performance of the individual executive, success of the Company and competitive concerns, amongst others, in determining annual salaries.  The comparison groups used in these surveys are not the same group as used by us as our peer group for comparative total returns purposes.  The comparison groups used in these surveys are chosen on a narrower basis using revenue size as well as industry focus, while the peer group is solely industry focused. The Compensation Committee believes that a narrower focus, using revenue size as well as industry focus, provides more appropriate comparison information on which to base salary decisions than one that does not take into account the size of the comparison group members.    During fiscal 2006, the Compensation Committee approved an increase in two executives’ salaries. See “Summary Compensation Table”.

Equity Incentives. Equity incentives, including grants of stock options and restricted stock, are determined based on the Compensation Committee’s assessment of the ability of such officers to positively impact our company’s future performance and enhance stockholder value as determined by their individual performances, as opposed to our overall corporate performance. The Compensation Committee assesses the nature and scope of the officer’s responsibilities; the officer’s contribution to the company’s financial results; and the officer’s effectiveness in leading our initiatives to increase stockholder value. The Compensation Committee also considers the compensation levels of the top four highest paid executives with a comparison group of companies provided by Watson Wyatt & Company, a global consulting firm focused on human capital and financial management. Restricted stock awards are granted periodically by the Compensation Committee, principally to the company’s executive officers, and generally vest over one to two year period.

In fiscal 2006, no stock option or restricted stock was granted to executives. See “Executive Compensation — Stock Option Grants During Fiscal 2006.”

Fiscal 2006 Compensation of the CEO.  The Compensation Committee primarily utilizes published salary surveys for similar sized companies in similar industries to determine the annual base salaries of our chief executive officer.  The chief executive officer duties, experience and levels of responsibility are used to determine the proper comparison within the surveys.    Furthermore, the Compensation Committee may also consider other factors such as performance of the individual executive, success of the Company and competitive concerns, amongst others, in determining annual salaries.  The comparison groups used in these surveys are not the same group as used by us as our peer group for comparative total returns purposes.  The comparison groups used in these surveys are chosen on a narrower basis using revenue size as well as industry focus, while the peer group is solely industry focused. The Compensation Committee believes that a narrower focus, using revenue size as well as industry focus, provides more appropriate comparison information on which to base salary decisions than one that does not take into account the size of the comparison group members.   During fiscal 2006, Mr. Snyder received $300,000 in base salary, the same as in the prior year.

Omnibus Budget Reconciliation Act of 1993. The Omnibus Budget Reconciliation Act of 1993 added Section 162(m) to the Internal Revenue Code. With certain exceptions, beginning with the taxable year commencing January 1, 1994, Section 162(m) will prevent publicly held corporations, including our company, from taking a tax deduction for compensation in excess of one million dollars paid to our chief executive officer and the other persons named in the Summary Compensation Table in this proxy statement. Section 162(m) will not apply to limit the deductibility of performance-based compensation exceeding one million dollars if:

•                                          it is paid solely upon attainment of one or more performance goals;

•                                          it is paid pursuant to a performance-based compensation plan adopted by the Compensation Committee; and

•                                          the terms of the plan are approved by the stockholders before payment of the compensation.

The Compensation Committee has reviewed our compensation plans with regard to the deduction limitation set forth in Section 162(m). The Compensation Committee believes that option grants under our equity plans meet the requirements for deductible compensation. The Compensation Committee has decided for the present not to alter our other compensation plans to meet the deductibility requirements of the regulations promulgated under the Internal Revenue Code. The Compensation Committee will continue to review the issue and its determination under the regulations under Section 162(m) and monitor whether our compensation plans should be amended in the future to meet the deductibility requirements. The Compensation Committee does not anticipate that Section 162(m) will limit the deductibility of any compensation paid in fiscal year 2006. None of our executive officers were affected by Section 162(m) in fiscal year 2006.

Compensation Committee

James H. Wells

Lou Mazzucchelli

EXECUTIVE COMPENSATION

The following table summarizes certain information regarding compensation paid or accrued during each of our company’s last three fiscal years to our chief executive officer and each of our other four most highly compensated executive officers, also referred to as our named executive officers:

Summary Compensation Table

Name and Principal Position	Period Ended July 31	Annual Compensation			Long-Term Compensation Awards
		Salary($)	Bonus and Commissions ($)	Other Annual Compensation ($) (i)	Restricted Stock Awards ($)	Securities Underlying Options/SARs (#)	All Other Compensation ($) (ii)

Richard N. Snyder	2006	300,000	-0-	-0-	-0-	-0-	4,674
Chief Executive Officer	2005	300,000	-0-	-0-	-0-	-0-	4,674
and President	2004	300,000	33,375	-0-	-0-	-0-	2,670

Jay C. Peterson	2006	207,917	-0-	-0-	-0-	-0-	1,411
Chief Financial	2005	200,000	7,236	-0-	-0-	-0-	1,347
Officer and Vice	2004	196,250	-0-	-0-	-0-	30,000	1,840
President, Finance

Nancy L. Harris	2006	200,003	-0-	-0-	-0-	-0-	1,141
Vice President, Software	2005	184,380	-0-	-0-	-0-	-0-	1,024
	2004	168,750	-0-	-0-	-0-	-0-	900

(i)                                     Includes perquisites and other personal benefits if value is greater than the lesser of $50,000 or 10% of reported salary and bonus.

(ii)                                  Represents the dollar value of any insurance premiums paid by our company during the covered fiscal year with respect to term life insurance and long term disability insurance for the benefit of the chief executive officer or our named executive officers.

Stock Option Grants During Fiscal 2006

The following table sets forth information with respect to grants of stock options to purchase common stock pursuant to our equity plans to our chief executive officer and the named executive officers reflected in the Summary Compensation Table above. No stock appreciation rights (SARs) were granted during fiscal 2006 and none were outstanding as of July 31, 2006.

Option/SAR Grants in Last Fiscal Year

Name	Individual Grants					Potential Realizable Value of Assumed Annual Rates of Stock Price Appreciation for Option Term (1)
	Number of Securities Underlying Options/SARs Granted(#)	% of Total Options/SARs Granted to Employees in Fiscal Year	Exercise or Base Price ($/Sh)		Expiration Date	0%($)	5%($)	10%($)
Richard N. Snyder	-0-	-0-	-0-		N/A	-0-	-0-	-0-
Jay C. Peterson	-0-	-0-	-0-		N/A	-0-	-0-	-0-

Nancy L. Harris	-0-	-0-	-0-		N/A	-0-	-0-	-0-
All employee options	48,350	100	2.22	(2)	N/A	N/A	61,221	155,146
All stockholders(3)	N/A	N/A	N/A		N/A	N/A	35,424,319	89,772,180
Optionee gains as % of all stockholder gains	N/A	N/A	N/A		N/A	N/A	0.17%	0.17%

(1)                                  The dollar amounts under these columns represent the potential realizable value of each grant of options assuming that the market price of our common stock appreciates in value from the date of grant at the five percent and ten percent annual rates compounded over the ten year term of the option as prescribed by the SEC and therefore are not intended to forecast possible future appreciation, if any, of the price of our common stock.

(2)                                  Weighted average grant price of all stock options granted to employees in fiscal 2006.

(3)                                  Appreciation for all stockholders is calculated using the average exercise price for all employee optionees of $2.22 granted during fiscal 2006 and using the number of shares of our common stock outstanding on July 31, 2006 of 25,372,932.

Aggregated Stock Option/SAR Exercises During Fiscal 2006 and Stock Option/SAR Values as of July 31, 2006

The following table sets forth information with respect to our chief executive officer and the named executive officers concerning the exercise of options during fiscal 2006 and unexercised options held as of July 31, 2006:

Aggregate Option/SAR Exercises in Last Fiscal Year

and FY-End Option/SAR Values(1)

	Shares Acquired on	Value	Number of Securities Underlying Unexercised Options/ SARs at Fiscal Year End(1)		Value of Unexercised In-the-Money Options/SARs at Fiscal Year End($)
Name	Exercise(#)	Realized($)	Exercisable	Unexercisable	Exercisable	Unexercisable
Richard N. Snyder	-0-	-0-	454,933	454,933	3,266	-0-
Jay C. Peterson	52,325	73,976	224,375	224,375	-0-	-0-
Nancy L. Harris	-0-	-0-	150,168	150,168	-0-	-0-

(1)                                  All options held by our chief executive officer and the named executive officers were granted under our 1989 Stock Option Plan or our 1996 Stock Option Plan. All options granted under the 1989 Stock Option Plan and the 1996 Stock Option Plan are immediately exercisable. However, our company can repurchase shares issued upon exercise of those options, at the exercise price, to the extent of the number of shares that have not vested if the optionee’s employment terminates before all of the optionee’s option shares become vested. The amounts under the headings entitled “Exercisable” reflect vested options as of July 31, 2006 and the amounts under the headings entitled “Unexercisable” reflect option shares that have not vested as of July 31, 2006.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee is or has been an officer or employee of our company or any of our subsidiaries or had any relationship requiring disclosure pursuant to Item 404 of SEC Regulation S-K (Certain Relationships and Related Transactions).

Certain Transactions

Employment Contracts; Termination of Employment and Change in Control Agreements

We have not entered into any employment agreements with members of our senior management. However, we have entered into change-in-control agreements, also called parachute agreements, with members of our senior management, which provide that if the officer is terminated within a specified amount of time after a “change in control” of our company (as that term is defined in the parachute agreements), in any of the following ways:

•                                          by our company other than for cause, the officer’s death, retirement or disability, or

•                                          by the officer for “good reason,”

we will pay to the officer an amount equal to one times his or her current year’s salary and will accelerate the vesting schedule of his or her unvested stock options.

COMPARATIVE TOTAL RETURNS

Performance Graph

The following Performance Graph shows the changes over the past five year period in the value of $100 invested in:

•                                          our common stock;

•                                          the CRSP Total Return Index for NASDAQ Stock Market (U.S. Companies), also called the NASDAQ Composite Index;

•                                          a new peer group consisting of the NASDAQ CRSP Total Return Index for Computer & Data Processing Services companies.

The values with each investment as of the beginning of each year are based on share price appreciation and the reinvestment with dividends on the respective ex-dividend dates.

This graph above assumes $100 invested on July 31, 2001 in our common stock, the NASDAQ Composite Index, the historical peer group, and the new peer group, and was plotted using the following data:

	July 31, 2001	July 31, 2002	July 31, 2003	July 31, 2004	July 31, 2005	July 31, 2006
NASDAQ	$100	$66	$86	$94	$109	$105
Forgent	$100	$421	$304	$115	$157	$40
Peer Group	$100	$62	$78	$82	$94	$94

RATIFICATION OF APPOINTMENT OF AUDITORS

(ITEM 2)

The Audit Committee has appointed Ernst & Young LLP, independent accountants, to audit our consolidated financial statements for the fiscal year ending July 31, 2007. We are advised that no member of Ernst & Young LLP has any direct financial interest or material indirect financial interest in our company or any of its subsidiaries or, during the past three years, has had any connection with our company or any of its subsidiaries in the capacity of promoter, underwriter, voting trustee, director, officer or employee.

Stockholder ratification is not required for the selection of Ernst & Young LLP, since the Audit Committee has the responsibility for the selection of our company’s independent auditors. Nonetheless, the selection is being submitted for ratification at the annual meeting solely with a view toward soliciting the stockholders’ opinion thereon, which opinion will be taken into consideration in future deliberations.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION BY THE STOCKHOLDERS OF THIS APPOINTMENT.

OTHER MATTERS

As of this date, the board of directors does not know of any business to be brought before the annual meeting other than as specified above. However, if any matters properly come before the annual meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their judgment on such matters.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

We have only one outstanding class of equity securities, our common stock, par value $.01 per share. The following table sets forth certain information with respect to beneficial ownership of our common stock as of June 26, 2007 by:

•                                          each person who is known by us to beneficially own more than five percent of our common stock;

•                                          each of our directors at that date and nominees and named executive officers; and

•                                          all directors and officers as a group.

	Shares Beneficially Owned(1) (2)
Name and Address of Beneficial Owner	Number		Percent

Dimensional Fund Advisors Inc. 1299 Ocean Avenue Santa Monica, CA 90401	1,365,856		5.43%
Richard N. Snyder	943,655	(3)	3.62%
Kathleen A. Cote	68,772	(4)	*
James H. Wells	95,672	(5)	*
Lou Mazzucchelli	57,772	(6)	*
Richard J. Agnich	47,772	(7)	*
Ray R. Miles	51,772	(8)	*
Jay C. Peterson	249,171	(9)	*
Nancy Harris	184,680	(10)	*
All Directors and officers as a group (8 persons) (3)(4)(5)(6)(7)(8)(9)(10)	1,669,266	(11)	6.56%

*             Indicates ownership of less than 1% of our common stock

(1)                                  Beneficial ownership as reported in the above table has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended. The persons and entities named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them, except as noted below. Amounts shown include shares of our common stock issuable upon exercise of certain outstanding options within 60 days after June 26, 2007.

(2)                                  Except for the percentages of certain parties that are based on presently exercisable options which are indicated in the following footnotes to the table, the percentages indicated are based on 25,597,554 shares of our common stock issued and outstanding on June 26, 2007. In the case of parties holding presently exercisable options, the percentage ownership is calculated on the assumption that the shares presently held or purchasable within the next 60 days underlying such options are outstanding.

(3)                                  Consists of 488,722 shares held by Mr. Snyder directly and 454,933 shares which Mr. Snyder may acquire upon the exercise of options within 60 days after  June 26, 2007.

(4)                                  Consists of 23,772 shares held by Ms. Cote directly and 45,000 shares which Ms. Cote may acquire upon the exercise of options within 60 days after June 26, 2007.

(5)                                  Consists of 50,672 shares held by Mr. Wells directly and 45,000 shares which Mr. Wells may acquire upon the exercise of options within 60 days after June 26, 2007.

(6)                                  Consists of 12,772 shares held directly by Mr. Mazzuchelli and 45,000 shares which Mr. Mazzucchelli may acquire upon the exercise of options within 60 days after June 26, 2007.

(7)                                  Consists of 12,772 shares held directly by Mr. Agnich and 35,000 shares which Mr.Agnich may acquire upon the exercise of options within 60 days after June 26, 2007.

(8)                                  Consists of 16,772 shares held by Mr. Miles directly and 35,000 shares which Mr. Miles may acquire upon the exercise of options within 60 days after June 26, 2007.

(9)                                  Consists of 24,796 shares held by Mr. Peterson directly and 224,375 shares which Mr. Peterson may acquire upon the exercise of options within 60 days after June 26, 2007.

(10)                            Consists of 34,512 shares held by Ms. Harris directly and 150,168 shares which Ms. Harris may acquire upon the exercise of options within 60 days after June 26, 2007.

(11)                            All options held by our chief executive officer and the named executive officers were granted under the 1989 Stock Option Plan or the 1996 Stock Option Plan. Pursuant to these stock option plans, all options granted thereunder are immediately exercisable, however, shares issued upon exercise are subject to repurchase by our company, at the exercise price, to the extent of the number of shares that have not vested in the event that the optionees’ employment terminates prior to all such optionees’ options becoming vested.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers, directors, and persons who beneficially own more than 10% of our common stock (“10% Stockholders”), to file reports of ownership and changes in ownership with the Securities and Exchange Commission and NASDAQ. Such officers, directors and 10% Stockholders are also required by SEC rules to furnish us with copies of all Section 16(a) forms that they file. Based solely upon information provided to us by individual officers, directors and 10% Stockholders, we believe that all of these filing requirements were satisfied by our officers, directors, and 10% Stockholders.

STOCKHOLDER PROPOSALS

Pursuant to various rules promulgated by the SEC, a stockholder seeking to include a proposal in our proxy statement and form of proxy card for our annual meeting of the stockholders to be held for our 2007 fiscal year end must timely submit such proposal in accordance with SEC Rule 14a-8 to Forgent Networks, Inc., addressed to Jay C. Peterson, Secretary, 108 Wild Basin Road, Austin, Texas 78746.  The company presently intends to hold its annual meeting for fiscal year 2007 in calendar year 2007 and a proposal for such meeting must be submitted no later than August 15, 2007.  Further, a stockholder may not present a proposal for inclusion in our proxy statement and form of proxy card related to the annual meeting for fiscal 2007 and may not submit a matter for consideration at the annual meeting to be held for fiscal 2007, regardless of whether presented for inclusion in our proxy statement and form of proxy card, unless the stockholder has timely complied with our bylaw requirements. A stockholder’s notice to the secretary must set forth as to each matter the stockholder proposes to bring before the meeting a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting; the name and address, as they appear on our books, of the stockholder proposing such business and the name and address of the beneficial owner, if any, on whose behalf the proposal is made; the class and number of our shares which are owned beneficially and of record by such stockholder and by the beneficial owner, if any, on whose behalf the proposal is being made; and any material interest of such stockholder of record and beneficial owner, if any, on whose behalf the proposal is made in such business.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT OR ANNEXED HERETO TO VOTE ON THE MATTERS SET FORTH ABOVE. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED JUNE 29, 2007. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE AND THE MAILING OF THIS PROXY STATEMENT TO STOCKHOLDERS SHALL NOT CREATE ANY IMPLICATION TO THE CONTRARY.

By Order of the Board of Directors

JAY C. PETERSON

Secretary

Austin, Texas

FORGENT NETWORKS, INC. ANNUAL MEETING

JUNE 29, 2007	PROXY NO.	SHARES IN YOUR NAME

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Jay C. Peterson or Richard N. Snyder as proxy, and either of them, each with the power to appoint his substitute, and hereby authorizes either of them to represent and vote, as designated on the reverse side hereof, all of the shares of the common stock of Forgent Networks, Inc. held of record by the undersigned at the close of business on June 26, 2007, at the annual meeting of stockholders to be held on July 24, 2007 and any adjournment(s) thereof.

Dated             , 2007

Signature

Signature, if Held Jointly

Please execute this proxy as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE

ENCLOSED ENVELOPE.

Dear Stockholder:

Forgent Networks, Inc. encourages you to take advantage of new and convenient ways by which you can vote your shares. You can vote your shares electronically through the Internet or by telephone up until 11:59 P.M. Central Standard Time the day before the annual meeting date. This eliminates the need to return your proxy card.

1.	To vote by Internet:

	•	Log on to the Internet and go to the web site http://www.proxyvote.com

•

Have your proxy card on hand when you access the web site and you will be prompted to enter your 12-digit Control Number, which is located below, to obtain your records and to create an electronic voting instruction form.

2.	To vote by telephone:

	•	Use any touch-tone telephone to dial 1-800-690-6903.

	•	Have your proxy card in hand when you call and you will be prompted to enter your 12-digit Control Number, which is located below, to vote. Follow the instructions that the Vote Voice provides you.

If you choose to vote your shares electronically, there is no need to mail back your proxy card.

Your vote is important. Thank you for voting.

FORGENT NETWORKS, INC. ANNUAL MEETING

CONTINUED FROM OTHER SIDE

JULY 24, 2007

THIS PROXY, WHEN PROPERLY EXECUTED AND DATED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 and 2 AND AT THE DISCRETION OF THE PROXIES WITH RESPECT TO ANY MATTERS REFERRED TO IN PROPOSAL 3.

1.

Proposal to elect as directors of Forgent Networks, Inc. the following persons to hold office until the next annual meeting of stockholders or until their respective successors are duly elected and qualified.

☐	FOR all nominees listed below (except as marked to the contrary below)	☐	WITHHOLD AUTHORITY to vote for all nominees listed below

	Richard N. Snyder	James H. Wells	Richard J. Agnich
	Kathleen A. Cote	Lou Mazzucchelli	Ray R. Miles

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name on the space provided below.)

2.	The ratification of the Audit Committee’s appointment of Ernst & Young LLP, independent accountants, as Forgent Networks, Inc.’s independent auditors for the year ending July 31, 2007.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment(s) thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE

ENCLOSED ENVELOPE.